Borrowings	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about borrowings [abstract]
Borrowings	Borrowings
Perceptive Credit Agreement

On May 2, 2024 (the “closing date”), the Company and its subsidiary SOPHiA GENETICS, Inc. entered into a credit agreement and guaranty (the “Perceptive Credit Agreement”) with Perceptive Credit Holdings IV, LP, as lender and administrative agent, pursuant to which the Company may borrow up to $50.0 million principal amount of term loans, including (i) an initial tranche of $15.0 million principal amount of term loans on the closing date and (ii) up to $35.0 million principal amount of term loans that the Company may draw upon on or prior to March 31, 2026, subject to satisfaction of certain customary conditions. The term loans are scheduled to mature on the fifth anniversary of the closing date and accrue interest at Term SOFR plus 6.25% per annum. The Perceptive Credit Agreement contains customary covenants, including an affirmative covenant to maintain qualified cash of at least $3.0 million, an affirmative last twelve months revenue covenant tested on a quarterly basis beginning June 30, 2024, and negative covenants including limitations on indebtedness, liens, fundamental changes, asset sales, investments, dividends and other restricted payments and other matters customarily restricted in such agreements. The Company remains in full compliance with all covenants contained in the Perceptive Credit Agreement as of June 30, 2025.

In addition, on May 2, 2024, the Company issued to Perceptive Credit Holdings IV, LP a warrant certificate representing the right to purchase up to 400,000 ordinary shares at $4.9992 per share, with 200,000 ordinary shares available immediately and an additional 200,000 ordinary shares to be available upon the drawdown of the second tranche of the term loans.

The Company drew down $35.0 million of the second tranche of term loans, Tranche B, on June 25, 2025 and an additional 200,000 ordinary shares became available under the warrant certificate.

Accounting for Tranche B

The Company accounted for Tranche B of the term loans and warrants as two separate financial instruments, with the $35.0 million drawdown: (i) a warrant obligation and (ii) a loan.

i) The warrant obligation is presented in the interim condensed consolidated balance sheet as a short-term liability given the warrants are not settled in the entity’s functional currency and thus are not considered to be settled in a fixed amount and can be exercised currently without restriction or right to defer. The warrant obligation was initially measured at fair value using a Black-Scholes pricing model and is subsequently remeasured to fair value at each reporting date. Changes in the fair value (gains or losses) of the warrant obligation at the end of each period are recorded in the condensed consolidated statement of loss. The Company determined the Tranche B warrant obligation qualified as a level 2 fair value liability as inputs to the fair value measurement are derived principally from or corroborated by observable market data by correlation or other means. Refer to Note 2 — “Fair Value” for the current fair value amounts for the Tranche A and Tranche B warrant obligations.

ii) The term loan was initially recorded at its amortized cost of $35.0 million less any capitalized expenses and fees payable upon the issuance (“transaction costs”) and after allocating a portion of the proceeds to the fair value of the warrant obligation. The loan is presented as a long-term financial liability in the interim condensed consolidated balance sheet.

The Company assessed the allocation of transaction costs in accordance with IFRS 9 and determined the allocation to warrants was immaterial, as such the Company allocated the total amount of the transaction costs to the term loan. The transaction costs are presented net of the term loan on the balance sheet. The transaction costs are amortized as non-cash interest expense recorded to the interim condensed consolidated statement of loss as the difference between the stated interest rate and the EIR. The EIR was determined upon the initial draw down of Tranche B at 12.4% and reassessed based on changes in the variable interest rate from the Perceptive Credit Agreement.

Valuations for Tranche A and B

The Company calculated the fair value of the warrant obligations on issuance using the Black-Scholes pricing model. The warrant obligations were recorded at an initial fair value of $0.7 million on May 2, 2024 for Tranche A and $0.5 million on June 25, 2025 for Tranche B. Key inputs for the valuation of the warrant obligations upon issuance were as follows:

	As of June 25, 2025	As of May 2, 2024
Exercise price in USD	$5.00	$5.00
Share price in USD	$3.17	$5.08
Risk-free interest rate	4.24%	4.53%
Expected volatility (annualized)	72.98%	71.77%
Expected term (years)	10.00	10.00
Dividend yield	—%	—%
Black-Scholes value in USD	$2.37	$4.06
The Company remeasures the fair value of the warrant obligations on a quarterly basis. Key inputs for the remeasurement of the Tranche A warrant obligation as of June 30, 2025 and December 31, 2024 were as follows:

	As of June 30, 2025	As of December 31, 2024
Exercise price in USD	$5.00	$5.00
Share price in USD	$3.10	$3.07
Risk-free interest rate	4.10%	4.51%
Expected volatility	72.79%	72.52%
Expected term (years)	8.84	9.33
Dividend yield	—%	—%
Black-Scholes value in USD	$2.18	$2.22

Key inputs for the remeasurement of the Tranche B warrant obligation as of June 30, 2025 were as follows:

As of June 30, 2025
Exercise price in USD	$5.00
Share price in USD	$3.10
Risk-free interest rate	4.19%
Expected volatility	72.93%
Expected term (years)	9.99
Dividend yield	—%
Black-Scholes value in USD	$2.30

Tranche B was not drawn upon until June 25, 2025; therefore, the Tranche B warrant obligation was not subject to revaluation as of December 31, 2024.

The Tranche A loan was recorded at an initial amortized cost of $13.3 million on May 2, 2024. This amount represents the residual amount of the $15.0 million drawdown after allocating $0.7 million for the fair value of the Tranche A warrant obligation and the $1.1 million of transaction costs to be amortized as interest expense over the life of the loan. Tranche B was recorded at an initial amortized cost of $34.1 million on June 25, 2025, representing the residual amount of the $35.0 million drawdown, after allocating $0.5 million for the fair value of the Tranche B warrant obligation and the $0.4 million in Tranche B transaction costs, which will also be amortized as interest expense over the life of the loan. The following table presents the allocation of the loan proceeds:

	Tranche A	Tranche B
	As of May 2, 2024	As of June 25, 2025
Loan issuance amount	$15,000	$35,000
Warrant obligation	(656)	(474)
Transaction costs	(1,070)	(438)
Initial loan amortized cost	$13,274	$34,088

The following table presents any movements in the liability for the six months ended June 30, 2025 (in USD thousands):

2025
As of January 1	$13,237
Tranche B drawdown	34,088
Interest expense	1,015
Interest paid	(859)
Currency translation adjustments	(15)
As of June 30	$47,466

The following table presents any movements in the liability from the date of entering into the credit agreement on May 2, 2024, through June 30, 2024 (in USD thousands):

2024
As of May 2	$13,274
Interest expense	362
Interest paid	(291)
Currency translation adjustments	(1)
As of June 30	$13,344

Revolving credit facility
On April 23, 2024 the Company terminated its existing credit agreement with Credit Suisse SA for up to CHF 5.0 million ($5.5 million). Additionally, the Company entered into a new credit agreement with Credit Suisse SA for up to CHF 0.1 million ($0.1 million) to be used for cash credits, contingent liabilities, or as margin for OTC derivative transactions. Borrowings under the new credit agreement will bear interest at a rate to be established between the Company and Credit Suisse SA at the time of each drawdown. As of June 30, 2025, the Company had no borrowings outstanding under the Credit Facility.